Exhibit 10.5

 INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

THIS INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT (the “Agreement”) is made as of July 20, 2015 by and between Adaptive Flight, Inc., a Georgia corporation (“Assignor”) and Drone AFS Corp., a Nevada corporation (“Assignee”). Except as otherwise defined herein, capitalized terms used herein shall have the meanings as set forth in that certain Asset Purchase Agreement dated as of July 20, 2015 (the “Asset Purchase Agreement”), by and among Assignor, Assignor’s shareholders, Assignee and Drone Aviation Holding Corp., a Nevada corporation (“Parent”).

RECITALS

WHEREAS, pursuant to the Asset Purchase Agreement, Assignor agreed to sell, transfer, convey, assign and deliver to Assignee all of Assignor’s right, title and interest in all of the Intellectual Property and IP Claims, as each terms is defined in the Asset Purchase Agreement, remedies against past, present, and future infringements thereof, and rights to protection of past, present, and future interests therein under the laws of all jurisdictions (collectively, the “IP Rights”);

WHEREAS, without limiting the generality of the foregoing, Assignor has adopted, used or acquired certain IP Rights, including but not limited to intellectual property rights such as those set forth on Schedule A hereto; and

WHEREAS, Assignee wishes to acquire, and Assignor wishes to transfer all right, title and interest in and to the IP Rights, including all rights to sue and recover for past infringement or wrongful use thereof everywhere in the world.

NOW, THEREFORE, in consideration of and in exchange for the Purchase Price, as set forth in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of July 20, 2015, Assignor sells, assigns, transfers and sets over to Assignee all right, title and interest in and to the IP Rights in accordance with the Asset Purchase Agreement, and with any and all renewals and extensions of registrations for the IP Rights that may be secured under any applicable law now or hereafter in effect.

1.                   Assignor will provide to Assignee, its successors, assigns or other legal representatives, reasonable cooperation and assistance (including the execution and delivery of any and all affidavits, declarations, oaths and other documentation, and the delivery of any and all samples, exhibits, specimens and the like in the control of Assignor):

(a)                 in the preparation and prosecution of any applications for registration or any applications for renewal of registrations covering the IP Rights; and

(b)                 in the implementation or perfection of this Agreement.

2.                   Assignor will cooperate to the extent reasonably necessary for Assignee to make any and all required filings to effectuate the transfer of the IP Rights.

3.                   This Agreement is being delivered in connection with and subject to the Asset Purchase Agreement and to the extent of any conflict between this Agreement and the Asset Purchase Agreement, the Asset Purchase Agreement shall control.

IN WITNESS WHEREOF, the undersigned certifies that he is a duly authorized signatory of Assignor with authority to execute this Agreement on Assignor’s behalf, as of the date first set forth above.

ASSIGNOR:

Adaptive Flight, Inc.

By:	/s/ Henrik B. Christophersen
Name:	Henrik B. Christophersen
Title:	Chief Executive Officer

STATE OF __________________

COUNTY OF ________________

On this __ day of July 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________, [TITLE] personally known to me or proved to me on the basis of satisfactory evidence to be the Individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual executed this instrument.

__________________________

(Signature of Notary Public)

(NOTARY SEAL)

_______________________

(Name of Notary Typed, Printed, or Stamped)

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SCHEDULE A

IP Rights include but are not limited to:

●	FCS20 (Orion) Software Support Package: Software files
●	Image capture and processing software for the FCS20: Software files
●	FCS20 (Orion) Hardware Design: Schematics and PCB layout
●	DC10 / DC20 power supply boards: Schematics and PCB layout
●	Hornet Micro™ unmanned helicopter: Trade name and design files
●	Hornet Mini ™ unmanned helicopter: Trade name and design files
●	Hornet Maxi unmanned helicopter: Design files
●	Hornet Magnum unmanned helicopter: Design files
●	AFI Ground Control Station: Design files
●	AFI External Antenna Unit: Design files

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